UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)                                                                                                           June 12, 2008

NOBLE INNOVATIONS, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-118632	71-0934772
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3044 North 33rd Ave. Phoenix, AZ 85017	85017
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (602) 455-0507

Copies of Communications to:
Stoecklein Law Group
4695 MacArthur Court, 11th Floor
Newport Beach, CA 92660
(949) 798-5541
Fax (949) 258-5112

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE -  The registrant is amending its Form 8-K filed on June 25, 2008, to include the Financial Statements and Pro Forma Financial Information of Noble Systems, Incorporated, which merged with the Registrant on June 18, 2008.  None of the disclosure included in the Form 8-K filed on June 25, 2008 is being altered or changed as a result of this amended filing.

Section 9 – Financial Statements and Exhibits

Item 9.01                      Exhibits

(a)	Financial statements of businesses acquired

Lawrence Scharfman & Co., CPA P.C.
Certified Public Accountants

18 E. SUNRISE HIGHWAY, #203	7104 CORNING CIRCLE
FREEPORT, NY 11520	BOYNTON BEACH, FL 33437
TELEPHONE: (516) 771-5900	TELEPHONE: (561) 733-0296
FACSIMILE: (516) 771-2598	FACSIMILE: (561) 740-0613

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We have audited the accompanying consolidated balance sheet of Noble Systems Incorporated as of December 31, 2007 and the related condensed statements of operations, stockholders’ equity, and cash flows for the year then ended. These condensed financial statements are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these condensed financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement.  The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting.  Accordingly, we express no such opinion. Our audit of the financial statements include examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Noble Systems Incorporated as of December 31, 2007, and the results of its operations, stockholders’ equity, and cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that Noble Systems Incorporated will continue as a going concern.  As discussed in Note 2 to the financial statements, Noble Systems Incorporated suffered recurring losses from operations and has a working capital deficiency, which raises substantial doubt about its ability to continue as a going concern.  Management’s plans regarding those matters also are described in Note 2.  The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Lawrence Scharfman
Lawrence Scharfman, CPA
Boynton Beach Florida
September 12, 2008
- LICENSED IN FLORIDA & NEW YORK -

NOBLE SYSTEMS INCORPORATED
(A Development Stage Company)
Balance Sheets
December 31, 2007 and 2006

	December 31,	December 31,
	2007	2006
Assets		(Unaudited)

Current assets:
Cash	$47	$19,832
Notes receivable, related parties	496,253	-
Total current assets	496,300	19,832

Equipment, net	38,644	2,069

Total assets	$534,944	$21,901

Liabilities and Stockholders' (Deficit)

Current liabilities:
Notes payable, related parties	$-	$29,000

Stockholders' (deficit):
Common stock	1,154	810
Additional paid-in capital	1,768,023	49,190
(Deficit) accumulated during development stage	(1,234,233)	(57,099)
	534,944	(7,099)

Total liabilities and stockholders' (deficit)	$534,944	$21,901

The accompanying notes are an integral part of these financial statements.

NOBLE SYSTEMS INCORPORATED
(A Development Stage Company)
Condensed Statements of Operations
For the years ended December 31, 2007 and 2006

			October 27, 2006
	December 31,	December 31,	(Inception) to
	2007	2006	December 31, 2007
		(Unaudited)	(Unaudited)
Revenue	$-	$-	$-
Cost of goods sold	-	-	-
	-	-	-

Expenses:
General and administrative	194,902	4,869	199,771
Research and development	443,654	12,129	455,783
Professional fees	73,436	1,235	74,671
Promotional and marketing	171,360	15,000	186,360
Salaries, officer	197,451	-	197,451
Salaries	91,904	23,846	115,750
Depreciation	4,427	20	4,447
Total expenses	1,177,134	57,099	1,234,233

Net (loss)	$(1,177,134)	$(57,099)	$(1,234,233)

Weighted average number of common shares
outstanding - basic and fully diluted	10,168,984	1,706,061

Net (loss) per share - basic & fully diluted	$(0.12)	$(0.03)

The accompanying notes are an integral part of these financial statements.

NOBLE SYSTEMS INCORPORATED
(A Development Stage Company)
Statement of Stockholders' Equity

				(Deficit)
				Accumulated
			Additional	During	Total
	Common Stock		Paid-in	Development	Stockholders'
	Shares	Amount	Capital	Stage	Equity

	-	$-	$-	$-	$-
Founders shares
issued for services	8,000,000	800	(800)		-
Shares issued for cash	100,000	10	49,990		50,000
Net (loss) October 27, 2006 (inception)
to December 31, 2006				(57,099)	(57,099)
Balance, December 31, 2006	8,100,000	810	49,190	(57,099)	(7,099)
Shares issued for cash	3,438,354	344	1,718,833		1,719,177
Net (loss) for the year
ended December 31, 2007				(1,177,134)	(1,177,134)
Balance, December 31, 2007	11,538,354	$1,154	$1,768,023	$(1,234,233)	$534,944

The accompanying notes are an integral part of these financial statements.

NOBLE SYSTEMS INCORPORATED
(A Development Stage Company)
Statements of Cash Flows
For the years ended December 31, 2007 and 2006

			October 27, 2006
	December 31,	December 31,	(Inception) to
	2007	2006	December 31, 2007
Cash flows from operating activities		(Unaudited)	(Unaudited)
Net (loss)	$(1,177,134)	$(57,099)	$(1,234,233)
Adjustments to reconcile net (loss) to
net cash (used) by operating activities:
Depreciation	4,427	20	4,447
Net cash (used) by operating activities	(1,172,707)	(57,079)	(1,229,786)

Cash flows used in investing activities
Purchase of equipment	(41,002)	(2,089)	(43,091)
Payments on loans to related parties	(525,253)	29,000	(496,253)
Net cash used by investing activities	(566,255)	26,911	(539,344)

Cash flows from financing activities
Proceeds from the sale of common stock	1,719,177	50,000	1,769,177
Net cash provided by financing activities	1,719,177	50,000	1,769,177

Net increase (decrease) in cash	(19,785)	19,832	47
Cash, beginning	19,832	-	-
Cash, ending	$47	$19,832	$47

Supplemental disclosures:
Interest paid	$-	$-	$-
Income taxes paid	$-	$-	$-

The accompanying notes are an integral part of these financial statements.

Nobel Systems Incorporated
 (A Development Stage Company)
Notes to Condensed Financial Statements

Note 1 – Nature of business and significant accounting policies

Nature of business
The Company was incorporated in the State of Delaware on October 27, 2006. The Company is engaged in researching and developing new technologies involving tank-less water heaters.

Development Stage Company
The Company is currently a development stage company. As a development stage enterprise, the Company discloses the deficit accumulated during the exploration stage and the cumulative statements of operations and cash flows from inception to the current balance sheet date. The Company incurred net losses of $1,234,233 and used net cash in operations of $1,229,786 for the period from inception (October 27, 2006) through December 31, 2007. An entity remains in the development stage until such time as it generates significant revenues. As of December 31, 2007, the Company is considered to be in the development stage as substantially all efforts are being directed towards the research and related development of energy efficient “green” technology and the Company has not generated revenues from these principal business activities.

Basis of presentation
The condensed financial statements included herein, presented in accordance with United States generally accepted accounting principles and stated in US dollars, have been prepared by the Company pursuant to the rules and regulations of the Securities and Exchange Commission.

Use of estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Income taxes
The Company recognizes deferred tax assets and liabilities based on differences between the financial reporting and tax basis of assets and liabilities using the enacted tax rates and laws that are expected to be in effect when the differences are expected to be recovered. The Company provides a valuation allowance for deferred tax assets for which it does not consider realization of such assets to be more likely than not.

Fair value of Financial Instruments
Financial instruments consist principally of cash, trade and notes receivables, trade and related party payables and accrued liabilities. The carrying amounts of such financial instruments in the accompanying balance sheets approximate their fair values due to their relatively short-term nature. It is management’s opinion that the Company is not exposed to significant currency or credit risks arising from these financial instruments.

Fixed assets
Fixed assets are stated at the lower of cost or estimated net recoverable amount. The cost of equipment is depreciated using the straight-line method based on the lesser of the estimated useful lives of the assets or the lease term based on the following life expectancy:

Software 3 years
Office equipment 5 years
Furniture & fixtures7 years

Repairs and maintenance expenditures are charged to operations as incurred. Major improvements and replacements, which have extend the useful life of an asset, are capitalized and depreciated over the remaining estimated useful life of the asset. When assets are retired or sold, the cost and related accumulated depreciation and amortization are eliminated and any resulting gain or loss is reflected in operations.

Advertising Costs
The Company expenses the cost of advertising and marketing as incurred. Advertising expenses have not been incurred to date as the Company has not yet brought a product to market. The Company, however, has incurred marketing costs in marketing the Company and raising capital for research and development. Promotional and marketing costs were $171,360 and $15,000 for the years ended December 31, 2007 and 2006, respectively.

Basic and diluted loss per share
The basic net loss per common share is computed by dividing the net loss by the weighted average number of common shares outstanding. Diluted net loss per common share is computed by dividing the net loss adjusted on an “as if converted” basis, by the weighted average number of common shares outstanding plus potential dilutive securities. For 2007 and 2006, potential dilutive securities had an anti-dilutive effect and were not included in the calculation of diluted net loss per common share.

Stock-based compensation
In December 2004, the FASB issued SFAS No. 123 (revised 2004). Share-Based Payment, which is a revision of SFAS No. 123, Accounting for Stock-Based Compensation. SFAS No. 123(R) supersedes APB Opinion No. 25, Accounting for Stock Issued to Employees and amends SFAS No. 95, Statement of Cash Flows. Generally, the approach in SFAS No. 123(R) is similar to the approach described in SFAS No. 123. However, SFAS No. 123(R) requires all share-based payments to employees, including grants of employee stock options, to be recognized in the income statement based on their fair values. Pro forma disclosure is no longer an alternative. The Company adopted SFAS No. 123 (R) from inception on October 27, 2006. There were no stock and stock options issued for services and compensation for the years ended December 31, 2007 and 2006.

Recently Issued Accounting Pronouncement
In February 2007, the FASB issued SFAS No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities” (“SFAS No. 159”). SFAS No. 159 allows the company to choose to measure many financial assets and financial liabilities at fair value. Unrealized gains and losses on items for which the fair value option has been elected are reported in earnings. SFAS 159 is effective for fiscal years beginning after November 15, 2007. The adoption of SFAS 159 is not expected to have a material impact on the Company’s financial position, results of operation or cash flows.

In December 2007, the FASB issued SFAS No. 160, “Non-controlling Interests in Consolidated Financial Statements”. This statement amends ARB 51 to establish accounting and reporting standards for the non-controlling (minority) interest in a subsidiary and for the de-consolidation of a subsidiary. It clarifies that a non-controlling interest in a subsidiary is equity in the consolidated financial statements. SFAS No. 160 is effective for fiscal years and interim periods beginning after December 15, 2008. The adoption of SFAS 160 is not expected to have a material impact on the Company’s financial position, results of operation or cash flows.

In December 2007, the FASB issued SFAS No. 141 (Revised), “Business Combinations”. SFAS 141 (Revised) establishes principals and requirements for how an acquirer of a business recognizes and measures in its financial statements, the identifiable assets acquired, the liabilities assumed, and any non-controlling interest in the acquiree. This statement also provides guidance for recognizing and measuring the goodwill acquired in the business combination and determines what information to disclose to enable users of the financial statements to evaluate the nature and financial effects of the business combination. The guidance will become effective for the fiscal year beginning after December 15, 2008. The adoption of SFAS 141 is not expected to have a material impact on the Company’s financial position, results of operation or cash flows.

Note 2 – Going concern

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern which contemplates the recoverability of assets and the satisfaction of liabilities in the normal course of business. As noted above, the Company is in the development stage and, accordingly, has not yet generated revenues from operations. Since its inception, the Company has been engaged substantially in financing activities and developing its product line, and incurring substantial costs and expenses. As a result, the Company incurred accumulated net losses from October 27, 2006, (inception) through the year ended December 31, 2007 of $1,234,233, and have realized a net deficit from cash used for operating activities of $1,229,786 from October 27, 2006, (inception) through the year ended December 31, 2007. In addition, the Company’s development activities since inception have been financially sustained through equity financing.

The ability of the Company to continue as a going concern is dependent upon its ability to raise additional capital from the sale of common stock and, ultimately, the achievement of significant operating revenues. The accompanying financial statements do not include any adjustments that might be required should the Company be unable to recover the value of its assets or satisfy its liabilities.

Note 3 – Equipment

Equipment consisted of the following:

	December 31,
	2007	2006

Software	$11,020	$-
Office equipment	12,071	2,089
Furniture & fixtures	20,000	-
Total equipment	43,091	2,089
Less accumulated depreciation	4,447	20
	$38,644	$2,069

Depreciation expense totaled $4,427 and $20 for 2007 and 2006, respectively.

Note 4 – Notes receivable, related parties

Through December 31, 2007, the Company loaned $64,684 to the Company’s President. The unsecured promissory note is non-interest bearing and due on demand.

Through December 31, 2007, the Company loaned $280,000 to a group of the Company’s founding members. The unsecured promissory note is non-interest bearing and due on demand.

Through December 31, 2007, the Company loaned $151,569 to a group of the Company’s founding members. The unsecured promissory note is non-interest bearing and due on demand.

Note 5 – Income taxes

The Company accounts for income taxes under Statement of Financial Accounting Standards No. 109, “Accounting for Income Taxes” (“SFAS No. 109”), which requires use of the liability method. SFAS No. 109 provides that deferred tax assets and liabilities are recorded based on the differences between the tax bases of assets and liabilities and their carrying amounts for financial reporting purposes, referred to as temporary differences.

For the years ended December 31, 2007 and 2006, the Company incurred a net operating loss and, accordingly, no provision for income taxes has been recorded. In addition, no benefit for income taxes has been recorded due to the uncertainty of the realization of any tax assets. At December 31, 2007, the Company had approximately $1,225,000 of federal net operating loss carry forwards. The net operating loss carry forwards, if not utilized, will begin to expire in 2021.

F-

The components of the Company’s deferred tax asset are as follows:

	As of December 31,
	2007	2006
Deferred tax assets:
Net operating loss carry forwards	$400,000	$20,000

Net deferred tax assets before valuation allowance	400,000	20,000
Less: Valuation allowance	(400,000)	(20,000)
Net deferred tax assets	$-	$-

Based on the available objective evidence, including the Company’s history of its loss, management believes it is more likely than not that the net deferred tax assets will not be fully realizable. Accordingly, the Company provided for a full valuation allowance against its net deferred tax assets at December 31, 2007 and 2006, respectively.

A reconciliation between the amounts of income tax benefit determined by applying the applicable U.S. and State statutory income tax rate to pre-tax loss is as follows:

	As of December 31,
	2007	2006
Federal and state statutory rate	35%	35%
Change in valuation allowance on deferred tax assets	(35%)	(35%)

Note 6 – Stockholders’ equity

The Company is authorized to issue 20,000,000 shares of it $0.0001 par value common stock.

On December 18, 2006, the Company issued 2,000,000 founders shares of $0.0001 par value common stock to an officer of the Company.

On December 18, 2006, the Company issued 6,000,000 founders shares of $0.0001 par value common stock to a partnership group.

On December 26, 2006, the Company sold a total of 100,000 shares of its $0.0001 par value common stock for cash totaling $50,000.

During the year ended December 31, 2007 the Company sold a total of 3,438,354 shares of its $0.0001 par value common stock for cash totaling $1,719,177.

Note 7 – Related party

On December 18, 2006, the Company issued 2,000,000 founders shares of $0.0001 par value common stock to an officer of the Company.

On December 18, 2006, the Company issued 6,000,000 founders shares of $0.0001 par value common stock to a partnership group.

Through December 31, 2007, the Company loaned $64,684 to the Company’s President. The unsecured promissory note is non-interest bearing and due on demand.

Through December 31, 2007, the Company loaned $280,000 to a group of the Company’s founding members. The unsecured promissory note is non-interest bearing and due on demand.

Through December 31, 2007, the Company loaned $151,569 to a group of the Company’s founding members. The unsecured promissory note is non-interest bearing and due on demand.

Note 8 – Subsequent events

On June 9, 2008 the Company accepted repayment of $280,000 and $151,569 of outstanding notes receivables from related parties in exchange for the repurchase of a total of 600,000 shares of the Company’s common stock. The repurchased treasury stock was subsequently cancelled.

On June 18, 2008 the Company entered into an acquisition agreement and plan of merger whereby the Company acquired the remaining 95% outstanding interest of Noble Systems, Inc. (NSI) in exchange for stock on a 1.15 to 1 basis, resulting in the issuance of 11,498,107 shares.  The fair market value of the shares was $47,717,144. The Company had acquired the original 5% interest from an NSI shareholder on April 17, 2008 in exchange for 600,000 shares of common stock at a fair market value of $660,000.

The merger provides NII with valuable intellectual property that is an integral part of our business and will continue to be so through the duration of the patent.  NSI has applied for a patent that consists of technology used in the modular heating system of tank-less water heaters.  This patent was first applied for in May of 2008 under application number 12/151,675 and NII will continue with the application process and have the patent assigned from NSI to NII.

Pursuant to SFAS 141 (R), the Company has recognized the identifiable assets acquired and liabilities assumed as follows:

June 18, 2008
Consideration:
Equity instruments (600,000 shares issued of NII1)	$660,000
Equity instruments (11,498,107 shares issued of NII2)	47,717,144
Fair value of total consideration exchanged	$48,377,144

Recognized amounts of identifiable assets
acquired and liabilities assumed:
Cash	$127
Equipment	34,172
Note receivable, related party	68,684
Intangible assets, patents	48,274,161
Total identifiable net assets	$48,377,144
1 The fair value of the 600,000 common shares issued as part of the consideration paid for 5% of NSI was determined on the basis of the closing market price of NII’s common shares on the issuance date of April 23, 2008.

2 The fair value of the 11,498,129 common shares issued as part of the consideration paid for the remaining 95% of NSI was determined on the basis of the closing market price of NII’s common shares on the acquisition date of June 18, 2008.

3 The consideration paid in excess of the fair value of assets acquired and liabilities assumed has been allocated towards the identifiable intangible patents acquired. The estimated net future cash flows from these patents are deemed to be approximately $3,000,000 annually based on management’s opinion at the time of acquisition.

There were no revenues or expenses from NSI included in NII’s condensed consolidated statements of operations due to NSI’s inactivity between the acquisition date of June 18, 2008 and June 30, 2008. The unaudited supplemental pro forma results of operations of the combined entity had the acquisition date been January 1, 2008 or January 1, 2007 are as follows:

	Combined Pro Forma
	For the six months ending June 30, 2008	For the six months ending June 30, 2007
	(Unaudited)	(Unaudited)
Expenses:
General and administrative	$102,101	$207,347
Research and Development	-	357,022
Professional fees	752,260	79,964
Promotional and marketing	50,950	10,666
Salaries, officer	384,654	185,139
Salaries	480,100	73,880
Depreciation	6,943	1,150
Total Expenses	1,777,008	915,168

Net operating (loss)	(1,777,008)	(915,168)

Other income (expenses):
Financing costs	(675,750)	-
Interest income	-	3
Total other income (expense)	(675,750)	3

Net (loss)	$(2,452,758)	$(915,165)

Management believes the patents and other assets acquired will enable the Company to enhance their product line and enable the Company to bring those products to market sooner.

(a)	Noble Systems Incorporated unaudited interim financial information

UNAUDITED FINANCIAL INFORMATION

The following unaudited interim condensed financial statements are based on the historical financial statements of Noble Systems Incorporated.

NOBLE SYSTEMS INCORPORATED
(A Development Stage Company)
Balance Sheets

	March 31,	December 31,
	2008	2007
Assets	(Unaudited)

Current assets:
Cash	$187	$47
Note receivable, related party	500,253	496,253
Total current assets	500,440	496,300

Equipment, net	36,408	38,644

Total assets	$536,848	$534,944

Liabilities and Stockholders' (Deficit)

Liabilities:	$-	$-

Stockholders' (deficit):
Common stock, $.0001 par value, 20,000,000 shares
authorized, 11,538,354 shares issued and outstanding	1,154	1,154
Additional paid-in capital	1,768,023	1,768,023
(Deficit) accumulated during development stage	(1,232,329)	(1,234,233)
	536,848	534,944

Total liabilities and stockholders' (deficit)	$536,848	$534,944

The accompanying notes are an integral part of these financial statements.

NOBLE SYSTEMS INCORPORATED
(A Development Stage Company)
Condensed Statements of Operations
For the three months ended March 31, 2008 and 2007
(Unaudited)

	March 31,	March 31,	(Inception) to
	2008	2007	March 31, 2008

Revenue	$-	$-	$-
Cost of goods sold	-	-	-
	-	-	-

Expenses:
General and administrative	89	52,242	199,860
Research and development	-	181,591	455,783
Professional fees	(4,229)	21,218	70,442
Promotional and marketing	-	10,000	186,360
Salaries, officer	-	58,989	197,451
Salaries	-	28,661	115,750
Depreciation	2,236	232	6,683
Total expenses	(1,904)	352,933	1,232,329

Net income (loss)	$1,904	$(352,933)	$(1,232,329)

Weighted average number of common
shares outstanding - fully diluted	11,538,354	8,432,857

Net income (loss) per share - fully diluted	$0.00	$(0.04)

Weighted average number of common
shares outstanding - basic	11,538,354	8,432,857

Net income (loss) per share - basic	$0.00	$(0.04)

The accompanying notes are an integral part of these financial statements.

NOBLE SYSTEMS INCORPORATED
(A Development Stage Company)
Statements of Cash Flows
For the three months ended March 31, 2008 and 2007
(Unaudited)

			October 27, 2006
	March 31,	March 31,	(Inception) to
	2008	2007	March 31, 2008
Cash flows from operating activities
Net income (loss)	$1,904	$(352,933)	$(1,232,329)
Adjustments to reconcile net (loss) to
net cash (used) by operating activities:
Depreciation	2,236	232	6,683
Net cash (used) by operating activities	4,140	(352,701)	(1,225,646)

Cash flows used in investing activities
Purchase of equipment	-	(5,365)	(43,091)
Payments on loans to related parties	(4,000)	(14,600)	(500,253)
Net cash used by investing activities	(4,000)	(19,965)	(543,344)

Cash flows from financing activities
Proceeds from the sale of common stock	-	360,000	1,769,177
Net cash provided by financing activities	-	360,000	1,769,177

Net increase (decrease) in cash	140	(12,666)	187
Cash, beginning	47	19,832	-
Cash, ending	$187	$7,166	$187

Supplemental disclosures:
Interest paid	$-	$-	$-
Income taxes paid	$-	$-	$-

The accompanying notes are an integral part of these financial statements.

Nobel Systems Incorporated
 (A Development Stage Company)
Notes to Condensed Financial Statements

Note 1 - Basis of Presentation

The unaudited condensed financial statements have been prepared in accordance with United States generally accepted accounting principles for interim financial information and with the instructions to Form 10-Q and reflect all adjustments which, in the opinion of management, are necessary for a fair presentation.  All such adjustments are of a normal recurring nature.  The results of operations for the interim period are not necessarily indicative of the results to be expected for a full year.  The statements should be read in conjunction with the financial statements and footnotes thereto included in the Company’s audit for the period ended December 31, 2007.

The Company was incorporated in the State of Delaware on October 27, 2006. The Company is engaged in researching and developing new technologies involving tank-less water heaters.

Note 2 – Going concern

The accompanying condensed consolidated financial statements have been prepared assuming that the Company will continue as a going concern which contemplates the recoverability of assets and the satisfaction of liabilities in the normal course of business. Our ability to continue as a going concern is dependent upon attaining profitable operations based on the development of products that can be sold.  We intend to use borrowings and security sales to mitigate the effects of our cash position, however, no assurance can be given that debt or equity financing, if and when required, will be available.  The accompanying financial statements do not include any adjustments that might be required should the Company be unable to recover the value of its assets or satisfy its liabilities should we be unable to continue in existence.

Note 3 – Related party

On December 18, 2006, the Company issued 2,000,000 founders shares of $0.0001 par value common stock to an officer of the Company.

On December 18, 2006, the Company issued 6,000,000 founders shares of $0.0001 par value common stock to a partnership group.

Through December 31, 2007, the Company loaned $64,684 to the Company’s President. The unsecured promissory note is non-interest bearing and due on demand.

Through December 31, 2007, the Company loaned $280,000 to a group of the Company’s founding members. The unsecured promissory note is non-interest bearing and due on demand.

Through December 31, 2007, the Company loaned $151,569 to a group of the Company’s founding members. The unsecured promissory note is non-interest bearing and due on demand.

Note 4 – Notes receivable, related parties

Through March 31, 2008, the Company loaned $68,684 to the Company’s President. The unsecured promissory note is non-interest bearing and due on demand.

Through March 31, 2008, the Company loaned $280,000 to a group of the Company’s founding members. The unsecured promissory note is non-interest bearing and due on demand.

Through March 31, 2008, the Company loaned $151,569 to a group of the Company’s founding members. The unsecured promissory note is non-interest bearing and due on demand.

Note 5 – Stockholders’ equity

The Company is authorized to issue 20,000,000 shares of it $0.0001 par value common stock.

On December 18, 2006, the Company issued 2,000,000 founders shares of $0.0001 par value common stock to an officer of the Company.

On December 18, 2006, the Company issued 6,000,000 founders shares of $0.0001 par value common stock to a partnership group.

On December 26, 2006, the Company sold a total of 100,000 shares of its $0.0001 par value common stock for cash totaling $50,000.

During the year ended December 31, 2007 the Company sold a total of 3,438,354 shares of its $0.0001 par value common stock for cash totaling $1,719,177.

Note 6 – Subsequent Events

On June 9, 2008 the Company accepted repayment of $280,000 and $151,569 of outstanding notes receivables from related parties in exchange for the repurchase of a total of 600,000 shares of the Company’s common stock. The repurchased treasury stock was subsequently cancelled.

On June 18, 2008 the Company entered into an acquisition agreement and plan of merger whereby the Company acquired the remaining 95% outstanding interest of Noble Systems, Inc. (NSI) in exchange for stock on a 1.15 to 1 basis, resulting in the issuance of 11,498,107 shares.  The fair market value of the shares was $47,717,144. The Company had acquired the original 5% interest from an NSI shareholder on April 17, 2008 in exchange for 600,000 shares of common stock at a fair market value of $660,000.

The merger provides NII with valuable intellectual property that is an integral part of our business and will continue to be so through the duration of the patent.  NSI has applied for a patent that consists of technology used in the modular heating system of tank-less water heaters.  This patent was first applied for in May of 2008 under application number 12/151,675 and NII will continue with the application process and have the patent assigned from NSI to NII.

Pursuant to SFAS 141 (R), the Company has recognized the identifiable assets acquired and liabilities assumed as follows:

June 18, 2008
Consideration:
Equity instruments (600,000 shares issued of NII1)	$660,000
Equity instruments (11,498,107 shares issued of NII2)	47,717,144
Fair value of total consideration exchanged	$48,377,144

Recognized amounts of identifiable assets
acquired and liabilities assumed:
Cash	$127
Equipment	34,172
Note receivable, related party	68,684
Intangible assets, patents	48,274,161
Total identifiable net assets	$48,377,144
1 The fair value of the 600,000 common shares issued as part of the consideration paid for 5% of NSI was determined on the basis of the closing market price of NII’s common shares on the issuance date of April 23, 2008.

2 The fair value of the 11,498,129 common shares issued as part of the consideration paid for the remaining 95% of NSI was determined on the basis of the closing market price of NII’s common shares on the acquisition date of June 18, 2008.

3 The consideration paid in excess of the fair value of assets acquired and liabilities assumed has been allocated towards the identifiable intangible patents acquired. The estimated net future cash flows from these patents are deemed to be approximately $3,000,000 annually based on management’s opinion at the time of acquisition.

There were no revenues or expenses from NSI included in NII’s condensed consolidated statements of operations due to NSI’s inactivity between the acquisition date of June 18, 2008 and June 30, 2008. The unaudited supplemental pro forma results of operations of the combined entity had the acquisition date been January 1, 2008 or January 1, 2007 are as follows:

	Combined Pro Forma:
	For the six months ending June 30, 2008	For the six months ending June 30, 2007
	(Unaudited)	(Unaudited)
Expenses:
General and administrative	$102,101	$207,347
Research and Development	-	357,022
Professional fees	752,260	79,964
Promotional and marketing	50,950	10,666
Salaries, officer	384,654	185,139
Salaries	480,100	73,880
Depreciation	6,943	1,150
Total Expenses	1,777,008	915,168

Net operating (loss)	(1,777,008)	(915,168)

Other income (expenses):
Financing costs	(675,750)	-
Interest income	-	3
Total other income (expense)	(675,750)	3

Net (loss)	$(2,452,758)	$(915,165)

Management believes the patents and other assets acquired will enable the Company to enhance their product line and enable the Company to bring those products to market sooner.

(b)	Pro forma financial information

UNAUDITED PRO FORMA FINANCIAL INFORMATION

The following unaudited pro forma condensed consolidated financial statements are based on the historical consolidated financial statements of Noble Innovations, Inc. and the historical financial statements of the Company acquired on June 18, 2008, Noble Systems Incorporated.  The unaudited pro forma consolidated statements of operations for the three months ended March 31, 2008 give effect to these transactions as if they had occurred on January 1, 2008.

The pro forma condensed consolidated financial statements included herein reflect the use of the purchase method of accounting for the above transaction.  Such financial information has been prepared from, and should be read in conjunction with, the historical audited financial statements of Noble Systems Incorporated included in this current report, and Noble Innovations, Inc’s. condensed consolidated financial statements included in its Form 10-K as filed with the SEC for the year ended December 31, 2007.

The Pro Forma data is not necessarily indicative of the financial results that would have been attained had the merger occurred on the dates of these Pro Forma Financial Statements and should not be viewed as indicative of operations in future periods.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
December 31, 2007

			Pro Forma
	Historical Noble	Noble Systems	Adjustments
	Innovations, Inc.	Incorporated	(Note 3)	Pro Forma
Assets

Current assets:
Cash	$6,165	$47	$-	$6,212
Inventory	36,418	-	-	36,418
Notes receivable, related parties	-	496,253	(64,684)	431,569
Total current assets	42,583	496,300	(64,684)	474,199

Equipment, net	34,100	38,644	-	72,744

Other assets:
Intangible assets, patents pending	-	-	48,274,161	48,274,161
Deposits	19,200	-	-	19,200
Total other assets	19,200	-	48,274,161	48,293,361

Total assets	$95,883	$534,944	$48,209,477	$48,840,304

Liabilities and Stockholders' (Deficit)

Current liabilities:
Accounts payable	$314,775	$-	$-	$314,775
Accrued expenses	18,453	-	-	18,453
Accrued salaries, officer	97,500	-	-	97,500
Accrued salaries	49,388	-	-	49,388
Notes payable, related party	169,527	-	(64,684)	104,843
Deferred Income	18,428	-	-	18,428
Total current liabilities	668,071	-	(64,684)	603,387

Stockholders' (deficit):
Common stock (a)	251	1,154	(1,154)	251
Additional paid-in capital	349,656	1,768,023	47,041,082	49,158,761
(Deficit) accumulated during development stage	(922,095)	(1,234,233)	1,234,233	(922,095)
	(572,188)	534,944	48,274,161	48,236,917

Total liabilities and stockholders' (deficit)	$95,883	$534,944	$48,209,477	$48,840,304

(a) Adjusted to reflect a 1 for 20 reverse split of Noble Innovations, Inc's. common stock effective May 20, 2008.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2007

			Pro Forma
	Historical Noble	Noble Systems	Adjustments
	Innovations, Inc.	Incorporated	(Note 3)	Pro Forma

Revenue	$-	$-	$-	$-
Cost of goods sold	-	-	-	-
	-	-	-	-

Expenses:
General and administrative	116,969	194,902	-	311,871
Research and development	-	443,654		443,654
Professional fees	222,917	73,436	-	296,353
Promotional and marketing	83,101	171,360	-	254,461
Salaries, officer	206,250	197,451	-	403,701
Salaries	117,338	91,904	-	209,242
Depreciation	-	4,427	-	4,427
Total expenses	746,575	1,177,134	-	1,923,709

Net operating (loss)	(746,575)	(1,177,134)	-	(1,923,709)

Other income:
Interest income	3	-	-	3
Total other income	3	-	-	3

Net (loss)	$(746,572)	$(1,177,134)	$-	$(1,923,706)

Weighted average number of common shares outstanding - basic and fully
diluted	519,064			519,064

Net (loss) per share - basic & fully diluted (a)	$(1.44)			$(3.71)

(a) Adjusted to reflect a 1 for 20 reverse split of the common stock effective May 20, 2008.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
March 31, 2008

			Pro Forma
	Historical Noble	Noble Systems	Adjustments
	Innovations, Inc.	Incorporated	(Note 3)	Pro Forma
Assets

Current assets:
Cash	$12,080	$187	$-	$12,267
Inventory	72,498	-	-	72,498
Note receivable, related party	-	500,253	(185,824)	314,429
Total current assets	84,578	500,440	(185,824)	399,194

Equipment, net	32,882	36,408	-	69,290

Other assets:
Intangible assets, patents pending	-	-	47,180,296	47,180,296
Deposits	13,000	-	-	13,000
Total other assets	13,000	-	47,180,296	47,193,296

Total assets	$130,460	$536,848	$46,994,472	$47,661,780

Liabilities and Stockholders' (Deficit)

Current liabilities:
Accounts payable	$269,534	$-	$-	$269,534
Accrued expenses	57,067	-	-	57,067
Accrued salaries, officer	128,300	-	-	128,300
Accrued salaries	117,171	-	-	117,171
Notes payable, related party	185,824	-	(185,824)	-
Stock subscriptions payable	135,500	-	-	135,500
Deferred Income	39,078	-	-	39,078
Total current liabilities	932,474	-	(185,824)	746,650

Stockholders' (deficit):
Preferred stock	-	-	-	-
Common stock (a)	266	1,154	10,344	11,764
Additional paid-in capital	1,353,141	1,768,023	45,937,623	49,058,787
(Deficit) accumulated during development stage	(2,155,421)	(1,232,329)	1,232,329	(2,155,421)
	(802,014)	536,848	47,180,296	46,915,130

Total liabilities and stockholders' (deficit)	$130,460	$536,848	$46,994,472	$47,661,780

(a) Adjusted to reflect a 1 for 20 reverse split of Noble Innovations, Inc's. common stock effective May 20, 2008.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE THREE MONTHS ENDED MARCH 31, 2008

			Pro Forma
	Historical Noble	Noble Systems	Adjustments
	Innovations, Inc.	Incorporated	(Note 3)	Pro Forma

Revenue	$-	$-	$-	$-
Cost of goods sold	-	-	-	-
	-	-	-	-

Expenses:
General and administrative	49,439	89	-	49,528
Professional fees	672,252	(4,229)	-	668,023
Promotional and marketing	23,067	-	-	23,067
Salaries, officer	87,300	-	-	87,300
Salaries	400,050	-	-	400,050
Depreciation	1,218	2,236	-	3,454
Total expenses	1,233,326	(1,904)	-	1,231,422

Net operating (loss)	(1,233,326)	1,904	-	(1,231,422)

Other expenses:
Financing costs	-	-	-	-
Total other expenses	-	-	-	-

Net (loss)	$(1,233,326)	$1,904	$-	$(1,231,422)

Weighted average number of common shares
outstanding - basic and fully diluted	260,390			260,390

Net (loss) per share - basic & fully diluted (a)	$(4.74)			$(4.73)

(a) Adjusted to reflect a 1 for 20 reverse split of the common stock effective May 20, 2008.

Notes to Pro Forma Condensed Consolidated Financial Statements

(Unaudited)

Note 1 – Mergers and Acquisitions

On June 18, 2008 Noble Innovations, Inc. (NII) entered into an acquisition agreement and plan of merger whereby the Company acquired the remaining 95% outstanding interest of Noble Systems, Inc. (NSI) in exchange for stock on a 1.15 to 1 basis, resulting in the issuance of 11,498,107 shares.  The fair market value of the shares was $47,717,144. The Company had acquired the original 5% interest from an NSI shareholder on April 17, 2008 in exchange for 600,000 shares of common stock at a fair market value of $660,000.

The merger provides NII with valuable intellectual property that is an integral part of our business and will continue to be so through the duration of the patent.  NSI has applied for a patent that consists of technology used in the modular heating system of tank-less water heaters.  This patent was first applied for in May of 2008 under application number 12/151,675 and NII will continue with the application process and have the patent assigned from NSI to NII.

Pursuant to SFAS 141 (R), the Company has recognized the identifiable assets acquired and liabilities assumed as follows:

June 18, 2008
Consideration:
Equity instruments (600,000 shares issued of NII1)	$660,000
Equity instruments (11,498,107 shares issued of NII2)	47,717,144
Fair value of total consideration exchanged	$48,377,144

Recognized amounts of identifiable assets
acquired and liabilities assumed:
Cash	$127
Equipment	34,172
Note receivable, related party	68,684
Intangible assets, patents	48,274,161
Total identifiable net assets	$48,377,144
1 The fair value of the 600,000 common shares issued as part of the consideration paid for 5% of NSI was determined on the basis of the closing market price of NII’s common shares on the issuance date of April 23, 2008.

2 The fair value of the 11,498,129 common shares issued as part of the consideration paid for the remaining 95% of NSI was determined on the basis of the closing market price of NII’s common shares on the acquisition date of June 18, 2008.

3 The consideration paid in excess of the fair value of assets acquired and liabilities assumed has been allocated towards the identifiable intangible patents acquired. The estimated net future cash flows from these patents are deemed to be approximately $3,000,000 annually based on management’s opinion at the time of acquisition.

There were no revenues or expenses from NSI included in NII’s condensed consolidated statements of operations due to NSI’s inactivity between the acquisition date of June 18, 2008 and June 30, 2008.  Noble Systems, Inc. ceased operations and was dissolved immediately upon the close of the merger on June 18, 2008.  All assets, liabilities and the operations of NSI were seamlessly assumed by NII and no further activity has been conducted by NSI.

Note 2 – Related parties

The President, CEO and director of NII held the same positions within NSI prior to the merger.  Significant investors have also invested in both Companies.

Note 3 – Other Pro Forma Adjustments – Consolidated Statements of Operations

1.	Elimination of intercompany loans receivable.
2.	Adjustment to reflect the fair market value of the common stock exchanged in excess of the fair market value of the tangible net assets. Excess value attributed to intangible patent applications.
3.	Elimination of intercompany loan payable.
4.	Reflects elimination of outstanding common stock of acquired and issuance of 11,498,107 shares of acquirer’s common stock in merger.
5.	To reflect net equity adjustment as a result of merger and consolidation.
6.	To eliminate accumulated deficit in merger.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Noble Innovations, Inc.

By: /s/ James Cole
      James Cole, Chief Executive Officer

Date: September 12, 2008